UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 30, 2009

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7037 Old Madison Pike Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 382-5900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On December 30, 2009, R. Gerald McCarley, a member of the board of directors of ITC^DeltaCom, Inc. (the “Company”), provided notice to the board of directors of his intention to resign, effective as of December 31, 2009, from the board of directors and from each committee of the board of directors on which he serves. Mr. McCarley’s resignation was not related to any disagreement with the Company with respect to any matter. On December 30, 2009, the board of directors approved, effective on December 31, 2009, the accelerated vesting of restricted stock units for 61,667 shares previously granted to Mr. McCarley and outstanding at the time of his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: January 4, 2010	/S/ J. THOMAS MULLIS
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

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